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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 28, 2008

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

         MICHIGAN                      000-30973              38-3516922
(State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

102 EAST FRONT STREET, MONROE, MICHIGAN                        48161
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

On August 28, 2008, Registrant issued a press release announcing a reduction in its quarterly dividend. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER                           EXHIBIT DESCRIPTION
-------     ----------------------------------------------------------------

 99 Press release dated August 28, 2008 announcing the Registrant's quarterly dividend declaration.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                   MBT FINANCIAL CORP.

Date: August 28, 2008         By:  /s/ H. Douglas Chaffin
                                   ----------------------------------------
                                   H. Douglas Chaffin
                                   President and Chief Executive Officer